Exhibit 99.2

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of February 28, 2012, by and among Infinity Energy Resources, Inc., a Delaware corporation, with headquarters located at 11900 College Blvd., Suite 310, Overland Park, Kansas 66210 (the "Company") and Off-Shore Finance, LLC, a Nevada limited liability company (the "Buyer"), 11900 College Blvd., Suite 310, Overland Park, Kansas 66210.

WHEREAS:

A.           The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") thereunder, as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B.           The Company has authorized the issuance of shares of Series B Preferred Stock, $0.0001 par value ("Series B Preferred"). The Certificate of Designation of the Series A Preferred and the Series B Preferred is set forth as Exhibit A to this Agreement.

C.           The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Series B Preferred.

NOW, THEREFORE, the Company and Buyer hereby agree as follows:

1.          PURCHASE AND SALE OF THE SERIES B PREFERRED.

(a)          Amount. Upon the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Buyer, and Buyer hereby agrees to purchase from the Company at the Closing (as defined below), 15,016 shares of the Series B Preferred.

(b)          Closing. The closing (the "Closing") of the purchase and sale of the Series B Preferred will occur at the offices of the Company at 11900 College Blvd., Suite 310, Overland Park, Kansas 66210 on March 6, 2012 at 10:00 a.m., CST, or such other date and time as the parties shall agree (the "Closing Date"). At the Closing, the parties shall take the actions and make such deliveries as are provided in Article 5 below.

(c)          Purchase Price. The purchase price (the "Purchase Price") of the Series B Preferred is $1,501,600, which represents all the amount due under the Subordinate Secured Promissory Note, dated March 23, 2009, due March 31, 2012 (the "Note"). The Buyer agrees, on the terms and conditions set forth herein to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, 15,016 shares of Series B Preferred in conversion, exchange and payment in full of the Note.

2.          BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to the Company that the following representations and warranties are true and correct in all material respects as of the date hereof and as of the Closing Date:

(a)          Organization and Good Standing. Buyer is duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Buyer has all requisite limited liability company power and authority to own and operate its assets and to carry on its business as presently conducted.

(b)          Validity; Enforcement. The Buyer has the requisite power and authority to enter into and perform its obligations under this Agreement and any related documents to which it is or may be a party. The execution and delivery of this Agreement and any related documents by the Buyer and the consummation by the Buyer of the transactions contemplated hereby and thereby, including, without limitation, the conversion and exchange of the Note and payment in full of the debt it represents into the Series B Preferred have been duly authorized by the Buyer's Managing Member and Members. This Agreement and any related documents to which it is a party have been duly executed and delivered by the Buyer, and constitute the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except as (i) such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws or (ii) general principles of equity that restrict the enforcement and availability of applicable creditors' rights and remedies.

(c)          No Conflicts. The execution, delivery and performance by Buyer of this Agreement and any related Documents to which it is or may be a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (i) and (ii) above, for such conflicts, defaults, rights or violations which would not, have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

(d)          No Public Sale or Distribution. Buyer is acquiring the Series B Preferred for its own account and for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the Securities Act, except pursuant to sales registered or exempted under the Securities Act. Buyer does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the shares of the Series B Preferred.

(e)          Access to Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series B Preferred that have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of the Series B Preferred as contemplated by this Agreement, and to obtain any additional information as may be necessary to verify the accuracy of information furnished to Buyer. Buyer further acknowledges that it was encouraged by the Company to request all additional information that might be material or important in order for Buyer to make an informed investment decision with respect to the purchase of the Series B Preferred and has carefully read this Agreement and the other any related documents and all other information furnished to Buyer by the Company in connection with this Agreement, including the Stock Purchase Agreement and other documents relating to the Company’s transaction with Amegy Bank, N.A. (the "Amegy Transaction").

(f)          Acknowledgement of Risk. Buyer acknowledges and warrants that, in making this investment decision, it has made its own independent assessment of the merits and risks of an investment in the Series B Preferred based on its examination and evaluation of Company, its business, operations, financial condition, future prospects and the skills and qualifications of its officers, directors and employees. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series B Preferred and has not relied on Company or its respective agents or representatives. Buyer understands that its investment in the Series B Preferred involves a high degree of risk and understands that the Company is currently experiencing substantial liquidity problems. Buyer acknowledges the risks, including, without limitation, the risks set forth in the "Risk Factors" in the Form 10, as amended, the Company filed with the SEC in July 2011 and the risk that it is converting its debt into equity, thereby forfeiting its status as a creditor for that of an equity holder. Buyer further represents it: (i) is able to bear the loss of Buyer's entire investment in the Series B Preferred without any material adverse effect on Buyer's economic condition or stability and (ii) has, alone or together with its advisors, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment to be made by Buyer pursuant to this Agreement.

(g)          Investor Status. Buyer understands that the Series B Preferred is being offered and sold only to "accredited investors" (as that term is defined under Rule 501(a) of Regulation D), and Buyer represents that Buyer is an accredited investor by virtue of the fact that it is an entity in which all of the equity owners are accredited investors. Buyer understands that the Company is relying on Buyer with respect to the accuracy of this representation. Buyer and each of its equity investors has completed and returned a copy of the investor questionnaire, and Buyer represents that the statements made therein are complete and accurate.

(h)          General Solicitation. Buyer is not purchasing the Series B Preferred as a result of any advertisement, article, notice or other communication regarding the Series B Preferred published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(i)          Additional Information. Buyer represents and warrants that, except as set forth in this Agreement and any related document, no representations or warranties have been made to Buyer by the Company or any agent, employee, representative or affiliate of the Company and that, in entering into this transaction for the Series B Preferred, Buyer is not relying on any information other than that contained in this Agreement, any related document, and other written information obtained from the Company in the course of the independent investigation by Buyer, and has been based solely on the independent evaluation by the Buyer and its representatives.

(j)          Reliance on Exemptions. Buyer understands that the Series B Preferred are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Series B Preferred. Buyer understands that the shares of Series B Preferred have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of Company and others upon these exemptions is predicated in part upon the representations by Buyer in this Agreement.

(k)          Acknowledgment Regarding Buyer's Purchase of Series B Preferred. The Buyer acknowledges and agrees that Buyer and any person acting as an affiliate of Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Series B Preferred and the negotiation of this Agreement and any related document and that Buyer is not an officer or director of the Company or acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the purchase and sale of the Series B Preferred and the negotiation of any related document.

(l)          No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series B Preferred or the fairness or suitability of the investment in the Series B Preferred nor have such authorities passed upon or endorsed the merits of the offering of the Series B Preferred.

(m)          Transfer or Resale Legends. Buyer understands that because the shares of Series B Preferred have not been and are not being registered under the Securities Act or any state securities laws, such securities may not be offered for sale, sold, assigned or transferred, and the legend set forth below shall not be removed and the Company shall not issue a certificate without such legend to the holder of the securities upon which it is stamped, unless (i) such securities are registered under the Securities Act, or in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the securities may be made without registration under the applicable requirements of the Securities Act. Buyer understands that the certificates or other instruments representing the shares of Series B Preferred shall bear a legend as required by the securities laws of any state and a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

(n)          Brokers. Buyer has not employed, engaged or retained or otherwise incurred any liability to, any person as a broker, finder, agent or other intermediary in connection with the transactions contemplated herein.

(o)          Domicile. Buyer has its principal place of business in the jurisdiction set forth below Buyer's name in the notice provisions of this Agreement.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Buyer that the following representations and warranties are true and correct in all material respects as of the date hereof and as of the Closing Date:

(a)          Organization and Good Standing. The Company and its subsidiaries are duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are formed. The Company and its subsidiaries have all requisite power and authority to own and operate their properties and assets and to carry on their business as presently conducted.

(b)          Validity; Enforcement. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, and any related document to which it is or may be a party. The execution and delivery by the Company of this Agreement and any related document and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Series B Preferred have been duly authorized by the Company's Board of Directors. This Agreement and any related document to which the Company is a party have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as (i) such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws or (ii) general principles of equity that restrict the enforcement and availability of applicable creditors' rights and remedies.

(c)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and any related document to which it is or may be a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Company, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Company is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Company, except in the case of clauses (i) and (ii) above, for such conflicts, defaults, rights or violations which would not have a material adverse effect on the Company or its ability to perform its obligations hereunder.

(d)          Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or any related document, in each case in accordance with the terms hereof or thereof, other than the filing with the SEC of Form D and filings with state securities authorities as required thereby.

(e)          Compliance with Law; Permits. The Company and its subsidiaries are in compliance with all applicable statutes and regulations of the United States and of all states and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of their business and operations, except as would not have a material adverse effect. The Company and its subsidiaries have all permits, licenses, and similar authority necessary for the conduct of their business as now being conducted by them, except as would not have a material adverse effect.

(f)          SEC Documents; Financial Statements. Since July 2011, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than as may have been subsequently restated or amended in an amended or subsequent report. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The financial statements of the Company were prepared in accordance with generally accepted accounting principles in the United States and fairly and accurately present in all material respects the financial position, results of operations and cash flows of the Company as of the dates, and for the periods, indicated therein.

(g)          No Additional Agreements. The Company does not have any agreement or understanding with Buyer with respect to the transactions contemplated by this Agreement or any related document.

4.          COVENANTS.

(a)          Form D and Blue Sky. The Company agrees to file a Form D with respect to the Series B Preferred as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to quality the Series B Preferred, for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Series B Preferred required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(b)          Closing of the Amegy Transaction. The Company hereby agrees immediately after the Closing contemplated by this Agreement, it will close the Amegy Transaction under the Stock Purchase Agreement and related documents it has entered into with Amegy Bank that include issuing shares of Series A Preferred to Amegy Bank in conversion of obligations that the Company owes to Amegy Bank.

(c)          Conduct of Business. The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a material adverse effect.

(d)          Indemnification of Buyer by the Company. The Company hereby agrees to indemnify and hold harmless each of Buyer, its affiliates, their investment advisors and each of their respective officers, managers, members and employees (collectively, the "Buyer Indemnitees"), from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (including the reasonable fees and expenses (including the reasonable fees and expenses of legal counsel) (collectively, "Losses"), to the extent arising out of or in connection with: (i) any material misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement or any related document to which it is a party; or (ii) any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any related document to which it is a party.

(e)          Indemnification of the Company by Buyer. Buyer hereby agrees to indemnify and hold harmless the Company and its officers, directors and employees (collectively, the "Company Indemnitees"), from and against any and all Losses to the extent arising out of or in connection with any material misrepresentation, omission of fact or breach of any of Buyer's representations, warranties or covenants contained in this Agreement or the other any elated document to which it is a party and any failure by Buyer to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any related document to which it is a party.

(f)          Transfers of Series B Preferred. Buyer agrees that the Series B Preferred may not be sold, transferred or assigned for a period of one hundred eighty (180) days after the Closing Date.

5.          CLOSING. The parties will take the following actions at Closing:

(a)          Execution and Delivery of Shares and Documents. Each of Buyer and the Company shall execute such documents as are required to cancel the Security Agreements and the Commercial Guaranties, executed by Infinity Texas and Infinity Wyoming and the Subordination Agreement, executed by Amegy Bank. The Buyer shall surrender the Note for cancellation and the Company will issue the Buyer shares of Series B Preferred. Each party shall execute and deliver such other documents relating to the transactions contemplated by this Agreement as the other party or its counsel may reasonably request.

6.          MISCELLANEOUS.

(a)          Governing Law: Jurisdiction: Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Kansas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Kansas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Kansas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Kansas City, Kansas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)          Entire Agreement; Amendments. This Agreement and any related documents supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, any related documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to this Agreement made in conformity with the provisions of this Section 6(e) shall be binding on Buyer. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (ii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

11900 College Blvd., Suite 204

Overland Park, Kansas 66210

Attn: Stanton E. Ross

With a copy (for informational purposes only) to:

Quarles & Brady LLP

Two North Central Avenue

Phoenix, Arizona 85004

Attn: Christian J. Hoffmann, III

Phone: (602) 229-5336

Fax: (602) 420-5008

Chris.hoffmann@quarles.com

If to Buyer:

Off-Shore Finance, LLC

11900 College Boulevard., Suite 310

Overland Park, Kansas 66210

Daniel J. Haake

Phone: (913) 338-4455

Fax: (913) 338-4458

dan.haake@haakecpa.com

or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or above, respectively.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Series B Preferred. The Buyer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)          Survival. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements, and covenants set forth in Section 4 shall survive the Closing.

(j)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Stock Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

INFINITY ENERGY RESOURCES, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chief Executive Officer

BUYER:

OFF-SHORE FINANCE, LLC

By:	/s/ Daniel J. Haake
Name:	Daniel J. Haake
Title:	Managing Member

EXHIBIT A

[Note: the Certificate of Designation (Exhibit A hereto) is filed in its final form as Exhibit 99.4 to the Form 8-K dated April 19, 2012.]